Exhibit 99.1
Globus Medical Appoints Daniel Scavilla as Senior Vice President and CFO

Audubon, PA, April 23, 2015: Globus Medical, Inc. (NYSE:GMED), a leading musculoskeletal implant manufacturer, today announced it appointed Daniel T. Scavilla as its Senior Vice President and Chief Financial Officer effective May 4, 2015.

Mr. Scavilla joins Globus after a 28-year career with Johnson & Johnson (JNJ), in which he held a wide variety of financial management positions with increasing responsibility. For the last three years he was CFO, Global Vice President Finance & Business Operations at JNJ’s multi-billion dollar Vision Care Division. Prior to that Dan spent 5 years as CFO and Worldwide Vice President Finance of the Advanced Sterilization Products branch of JNJ. Dan held positions of increasing responsibility in finance at several JNJ divisions including McNeil Consumer Healthcare and Centocor Biologics. Dan’s career at JNJ also included positions encompassing a wide variety of operational responsibilities, including finance, operations and IT, both in the US and abroad. Mr. Scavilla received a B.S. in Finance from LaSalle University, and holds an MBA in International Management from Temple University.

“We are delighted to have Dan join our senior team. He’s an accomplished executive with strong track record of streamlining operations, delivering increased profitability, and driving global sales growth”, stated David Paul, Chairman and CEO. “With Dan’s long tenured, successful record of improving and leading large healthcare businesses, both domestically and internationally, he will be a valuable addition to our executive management team and will help support our growth as Globus becomes a larger player in the musculoskeletal market.”

About Globus Medical, Inc.
Globus Medical, Inc. is a leading musculoskeletal implant company based in Audubon, PA. The company was founded in 2003 by an experienced team of professionals with a shared vision to create products that enable surgeons to promote healing in patients with musculoskeletal disorders. Additional information can be accessed at www.globusmedical.com.

Safe Harbor Statements
All statements included in this press release other than statements of historical fact are forward-looking statements and may be identified by their use of words such as “believe,” “may,” “might,” “could,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and other similar terms. These forward-looking statements are based on our current assumptions, expectations and estimates of future events and trends. Forward-looking statements are only predictions and are subject to many risks, uncertainties and other factors that may affect our businesses and operations and could cause actual results to differ materially from those predicted. These risks and uncertainties include, but are not limited to, factors affecting our quarterly results, our ability to manage our growth, our ability to sustain our profitability, demand for our products, our ability to compete successfully (including without limitation our ability to convince surgeons to use our products and our ability to attract and retain sales and other personnel), our ability to rapidly develop and introduce new products, our ability to develop and execute on successful business strategies, our ability to comply with laws and regulations that are or may become applicable to our businesses, our ability to safeguard our intellectual property, our success in defending legal proceedings brought against us, trends in the medical device industry, general economic conditions, and other risks. For a discussion of these and other risks, uncertainties and other factors that could affect our results, you should refer to the disclosure contained in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission, including the sections labeled “Risk Factors” and “Cautionary Note Concerning Forward-Looking Statements,” and in our Forms 10-Q, Forms 8-K and other filings with the Securities and Exchange Commission. These documents are available at www.sec.gov. Moreover, we operate in an evolving environment. New risk factors and uncertainties emerge from time to time and it is not possible for us to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements contained in this press release speak only as of the date of this press release. We undertake no obligation to update any forward-looking statements as a result of new information, events or circumstances or other factors arising or coming to our attention after the date hereof.

Contact:
Ed Joyce
Phone: (610) 930-1800
Email: investors@globusmedical.com
www.globusmedical.com